Exhibit 10.13



                     2004 GRAHAM PACKAGING HOLDINGS COMPANY
                             MANAGEMENT OPTION PLAN


          This 2004 Management Option Plan is hereby adopted by the Compensation Committee (the "Committee") of Graham Packaging Holdings Company, a Pennsylvania limited partnership (the "Company"), as of the Effective Date (as defined below).

                                   ARTICLE I

                                PURPOSE OF PLAN

          The Plan is adopted by the Committee for certain management employees, non-employee directors, consultants and other individuals providing services to the Company or its Subsidiaries as a part of the compensation and incentive arrangements for such individuals. The Plan is intended to advance the best interests of the Company by allowing such individuals to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain with the Company and its Subsidiaries. It is anticipated that the availability of limited partnership options under the Plan will also enhance the Company's ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company.

                                   ARTICLE II

                                  DEFINITIONS

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "CEO" shall mean the Chief Executive Officer of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

          "Committee" shall mean the Compensation Committee of the Company.

          "Company" shall mean Graham Packaging Holdings Company, a Pennsylvania limited partnership.

          "Control" (including, with correlative meaning, all conjugations thereof) shall mean with respect to any Person, the ability of another Person to control or direct the actions or policies of such first Person, whether by ownership of voting securities, by contract or otherwise.

          "Effective Date" shall mean November 17, 2004.

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          "Eligible Individual" shall mean an Employee, non-employee director, non-employee advisor or consultant of the Company or any of its Subsidiaries or any other individual providing services to the Company or its Subsidiaries.

          "Employee" shall mean any employee of the Company or any of its Subsidiaries.

          "Fair Market Value" shall mean, with respect to any Unit,

     (i) prior to an initial Public Offering, the fair market value of a Unit as determined in good faith by the Committee based on the value of the Company as a going concern, but without any discount with respect to the minority ownership represented by such partnership interest or the contractual restrictions on the Transfer of the Units.

     (ii) on and after an initial Public Offering, the average of the closing trading prices on the 20 business days immediately preceding the day of the valuation.

          "Grant Date" shall mean with respect to the initial grant of Options hereunder, November 17, 2004, and thereafter shall mean the date an Option is granted pursuant to this Plan.

          "Option" shall mean an option granted under the Plan to purchase
Units.

          "Option Agreement" shall mean the Option Agreement between a Participant and the Company, substantially in the form of agreement attached hereto as Exhibit A.

          "Option Units" shall mean any Units issuable or issued by the Company upon exercise of any Option by a Participant.

          "Participant" shall mean any Eligible Individual who holds an outstanding Option granted under this Plan.

          "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" shall mean this 2004 Management Option Plan , as amended from time to time.

          "Plan Year" shall mean initially the twelve month period beginning November 17, 2004 and ending on December 31, 2005, and thereafter each of the calendar years from 2006 through 2014.

          "Public Offering" shall mean a registered underwritten public offering of common stock of a successor to the Company pursuant to an effective registration statement under the Securities Act, which results in an active trading market in such common stock. If such common stock is listed on a


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national securities exchange or is quoted on the NASDAQ National Market, it shall be deemed to be actively traded.

          "Recapitalization" shall mean the recapitalization of the Company pursuant to the Recapitalization Agreement.

          "Recapitalization Agreement" shall mean the Agreement and Plan of Recapitalization, Redemption and Purchase, dated as of December 18, 1997, by and among Graham Packaging Company, Graham Packaging Corporation, Graham Family Growth Partnership, Graham Engineering Corporation, Graham Capital Corporation, Graham Recycling Corporation, Donald C. Graham, and BCP/Graham Holdings L.L.C. and BMP/Graham Holdings Corporation.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Subsidiary" shall mean any corporation of which the Company owns, directly or through one or more Subsidiaries, securities having a majority of the ordinary voting power in electing the board of directors of such corporation.

          "Transfer" shall mean, with respect to any Option, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Option or any interest therein.

          "Unit" shall mean a limited partnership interest in the Company based on 14,658.6 units outstanding (assuming the issuance of 650 Units covered by the Plan) as of November 17, 2004 (subject to dilution resulting from other future issuances of equity).


                                  ARTICLE III

                      LIMITATION ON AVAILABLE OPTION UNITS

     3.1 Option Units. The aggregate number of Units with respect to which Options may be granted under the Plan shall not exceed 650 Units; provided, however, that the aggregate number of Units with respect to which Options may be granted shall be subject to adjustment in accordance with the provisions of Section 8.2 below.

     3.2 Availability of Option Units. To the extent any Options are forfeited, expire or are terminated prior to exercise, the Option Units in respect of which such Options were issued shall become available for reissuance to Eligible Individuals pursuant to this Plan or any other plan or agreement approved by the Committee.

                                   ARTICLE IV

                         GRANT OF OPTIONS; OPTION TERMS

     4.1 Options. Options shall be granted by the Committee to Eligible Individuals. -------

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     4.2  Exercise Price. The exercise price of Options granted hereunder shall be the Fair Market Value of the Units subject to the Option, determined as of the Grant Date or such higher price per unit as may be determined by the Committee.

     4.3 Option Agreement. Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company, and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

     4.4 Commencement of Exercisability. Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option Agreement.

     4.5 Transfer of Options. Options may not be Transferred (other than by will or descent); provided, however, that no such Transfer shall be effective unless such transferee agrees to be bound by the Option Agreement applicable to such Options and such agreements as are listed in Section 5.3 hereof.

                                   ARTICLE V

                               EXERCISE OF OPTIONS

     5.1 Right to Exercise. During the lifetime of a Participant, Options may be exercised only by such Participant (except that, in the event of a Participant's disability, Options may be exercised by his or her legal guardian or legal representative) . In the event of the death of a Participant, exercise of Options shall be made only by the executor or administrator of the deceased Participant's estate or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution.

     5.2 Procedure for Exercise. Options may be exercised in whole or in part with respect to any portion that is exercisable. To exercise an Option, a Participant (or such other Person who shall be permitted to exercise the Option as set forth in Section 5.1) must complete, sign and deliver to the Company (to the attention of the Company's Secretary) a notice of exercise substantially in the form attached hereto as Annex I (or in such other similar form as the Committee may from time to time adopt and provide to a Participant) (the "Exercise Notice"), together with payment in full of the Exercise Price multiplied by the number of Units with respect to which the Option is exercised and delivery of the Option to which the Units relate. A Participant's right to exercise the Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. Payment of the Exercise Price shall be made in cash (including check, bank draft or money order) or, if subsequent to a Public Offering, to the extent permitted by the Committee, (i) through the delivery of irrevocable instructions to a broker to sell shares of common stock of the successor corporation obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased or (ii) in shares of common stock of the successor corporation that have been held for such period of time as may be


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          required by the Committee in order to avoid adverse accounting treatment to the Company, the successor corporation, or their affiliates. The Fair Market Value of shares of common stock of the successor corporation delivered on exercise of Options shall be determined as of the date of exercise. Any fractional shares will be paid in cash.

     5.3 Required Agreements. Prior to a Public Offering, an election to exercise an Option shall not become effective unless and until, a Participant executes a counterpart of the Company's Agreement of Limited Partnership in order to become bound thereby.

     5.4 Withholding of Taxes. The Company shall withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Units issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction.

                                   ARTICLE VI

                              EXPIRATION OF OPTIONS

     6.1 Expiration Date. Options shall expire at 5:00 p.m. Eastern Standard Time on the day prior to the tenth anniversary of the Grant Date (the "Expiration Date") or upon such earlier time as provided in the Option Agreements.

                                  ARTICLE VII

                                 ADMINISTRATION

     7.1 Plan Administrator. This Plan shall be administered by the Committee; provided, however, that the Committee may delegate to the CEO responsibility for the routine administration of the Plan.

     7.2 Committee Option Grants. The Committee shall have the authority to select Eligible Individuals to receive Options and to grant Options to Eligible Individuals in such amounts as it shall determine, in its full discretion.

     7.3 Committee Authority. The Committee shall have the sole and complete responsibility and authority to (a) interpret and construe the terms of this Plan, (b) correct any defect, error or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder, and
          (c) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons.

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                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 Amendment, Suspension and Termination of Plan. No suspension, termination or amendment of or to the Plan shall materially and adversely affect the rights of any Participant with respect to Options issued hereunder prior to the date of such suspension, termination or amendment without the consent of such holder; ; provided, however, that the Committee may amend the Plan in order to obtain relief from the Securities and Exchange Commission from registration of any equity securities of the Company (including but not limited to the Option and Option Units) under the Securities Exchange Act of 1934, as amended...

     8.2  Adjustments.

          (a) Changes in Partnership. In the event of a merger, reorganization, recapitalization, combination or other similar transaction, the Committee may make such adjustments in the number and type of Units or shares authorized by the Plan, the number and type of Units or shares covered by outstanding Options and Exercise Prices specified therein and other amendments to the Plan as the Committee, in good faith, determines to be appropriate and equitable.

          (b) Merger or Consolidation. In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide that such Option cannot be exercised after the merger or consolidation of the Company into another company or corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by a corporation of 80% or more of the Company's partnership interest or the liquidation or dissolution of the Company (any of these events constituting a "Transaction"), and if the Committee so provides, it must also provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, liquidation or dissolution, that, for ten business days prior to such event, such Option shall be exercisable as to all Units subject thereto, notwithstanding anything to the contrary in any provisions of such Option and that, upon the occurrence of such event, such Option shall terminate and be of no further force or effect; provided, however, that (i) the Committee may not provide that Options cannot be exercised following a Transaction unless the occurrence of such Transaction would result in the Participant who exercised his or her Options immediately prior to the Transaction receiving cash or marketable securities as a result of the Transaction, and (ii) the Committee may also provide, in its absolute discretion, that even if the Option shall remain exercisable after any such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and other property (including cash), or the cash equivalent thereof, receivable as a result of such event by the holder of a number of partnership interests for which such Option could have been exercised immediately prior to such event. Notwithstanding anything herein to the contrary, in the event the Company is converted into corporate form to facilitate an initial


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               Public Offering, the Options shall remain exercisable for shares of common stock of the successor corporation in accordance with the second clause of the proviso above.

     8.3 No Right to Participate. Except as otherwise agreed to by the Company, no Eligible Individual shall have a right to be selected as a Participant or, having been so selected, to be selected again to receive a grant of Options.

     8.4 No Employment Contract. Without derogating from any rights any employee may have pursuant to independent contractual arrangements, nothing in this Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or services at any time (with or without Cause), nor confer upon any Participant (i) any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such employee's present (or any other) rate of compensation or (ii) any right to continue to perform services for the Company or any of its Subsidiaries.

     8.5 Construction of Plan. The terms of this plan shall be administered in accordance with the laws (excluding provisions related to conflicts of laws) of the State of Pennsylvania











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                                                                       Annex I

                                EXERCISE NOTICE

                (Applicable Prior to an Initial Public Offering)

          This Exercise Notice (this "Notice") is given by the undersigned participant ("Participant") to Graham Packaging Holdings Company, a Pennsylvania limited partnership (the "Company"), in connection with the Participant's exercise of an Option granted pursuant to the Company's Management Option Plan, adopted ____________ (the "Plan") to purchase Option Units (as defined in the Plan). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

     1    Purchase and Sale of Option Units.

(a) Upon delivery to the Company of (i) this Notice, (ii) the aggregate Exercise Price for the Option Units purchased hereunder by certified check, bank draft or money order made payable to "Graham Packaging Holdings Company" and (iii) the Option to which the Option Units relate, the Company shall sell and issue to Participant, the Option Units that Participant elects to purchase hereunder.

(b) Notwithstanding the previous paragraph, Participant's election to purchase Option Units hereunder shall not be valid unless and until the Participant executes a counterpart of the Company's Agreement of Limited Partnership in order to become bound thereby.

     2    Effect of Exercise. Participant acknowledges and agrees that:

          (a) neither the issuance of the Option Units to Participant nor any provision contained herein shall entitle Participant to remain in the employment of, or continue to provide services to, the Company and its Subsidiaries or affect the right of the Company to terminate Participant's employment or services at any time for any reason;

          (b) the Company shall have no duty or obligation to disclose to Participant and Participant shall have no right to be advised of, any material information regarding the Company and its Subsidiaries in connection with the repurchase of Option Units upon the termination of Participant's employment with, or services to, the Company and its Subsidiaries or as otherwise provided hereunder; and

          (c) the Company shall be entitled to withhold from any amounts due and payable by the Company to Participant (or secure payment from Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to such Option Units and the Company may defer issuance until indemnified to its satisfaction.

          (d) The Option Units issued in connection herewith hereunder, are issued as a part of the compensation and incentive arrangements between the Company and Participant.

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     3    Restriction on Option Units. Participant acknowledges that the Option
          Units being purchased hereunder are being issued pursuant to the Plan, the terms and conditions of which are incorporated herein as if set forth fully herein, and that such Option Units are subject to certain restrictions on transfer, rights of repurchase and other provisions set forth in the Plan and the agreement executed pursuant to Section 1(b) above (For Option Units).

                                      * * *

















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          IN WITNESS WHEREOF, the Participant has executed this Notice as of the date written below.


Number of Units Acquired:                  --------
Aggregate Exercise Price:                  --------

--------------------------------           ----------------
Signature of Participant                   Date

--------------------------------           ------------------------
Print Participant's Name                   Participant's Social
                                           Security No.

Participant's Residence Address:           Mailing Address, if different from
                                           Residence Address:

--------------------------------           -----------------------------
Street                                     Street

--------------------------------           ------------------------------
City          State   Zip Code             City          State   Zip Code














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